Form 4 Joint Filer Information

Name:                                  Greylock X Limited Partnership

Address:                               880 Winter Street, Suite 300
                                       Waltham, MA  02451

Designated Filer:                      Greylock X Limited Partnership

Issuer & Ticker Symbol:                Ikanos Communication (IKAN)

Date of Event
  Requiring Statement:                 September 29 , 2005

Signature:                             by:  s/Donald A. Sullivan



Name:                                  Greylock X-A Limited Partnership

Address:                               880 Winter Street, Suite 300
                                       Waltham, MA  02451

Designated Filer:                      Greylock X Limited Partnership

Issuer & Ticker Symbol:                Ikanos Communication (IKAN)

Date of Event
  Requiring Statement:                 September 29 , 2005

Signature:                             by:  s/Donald A. Sullivan



Name:                                  Greylock X GP Limited Partnership

Address:                               880 Winter Street, Suite 300
                                       Waltham, MA  02451

Designated Filer:                      Greylock X Limited Partnership

Issuer & Ticker Symbol:                Ikanos Communication (IKAN)

Date of Event
  Requiring Statement:                 September 29 , 2005

Signature:                             by:  s/Donald A. Sullivan